EXHIBIT 25

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, SUMMERFIELD K. JOHNSTON, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of the following plan of the Company: The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, or any amendment or supplement thereto, or causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

            IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1998.

                          /S SUMMERFIELD K. JOHNSTON, JR.
                              ______________________________________
                              Summerfield K. Johnston, Jr., Director
                              Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, HOWARD G. BUFFETT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of the following plan of the Company: The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, or any amendment or supplement thereto, or causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

            IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1998.


                                    S/ HOWARD G. BUFFETT, DIRECTOR
                                    -------------------------------
                                    Howard G. Buffett, Director
                                    Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of the following plan of the Company: The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, or any amendment or supplement thereto, or causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

            IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1998.


                                    S/ JOHN L. CLENDENIN
                                    ----------------------------
                                    John L. Clendenin, Director
                                    Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of the following plan of the Company: The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, or any amendment or supplement thereto, or causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

            IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1998.

                                 S/ JOHNETTA B. COLE
                                    -------------------------------
                                    Johnnetta B. Cole, Director
                                    Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, J. TREVOR EYTON, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of the following plan of the Company: The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, or any amendment or supplement thereto, or causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

            IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1998.

                                    S/ J. TREVOR EYTON
                                    ___________________________
                                    J. Trevor Eyton, Director
                                    Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, JOSEPH R. GLADDEN, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of the following plan of the Company: The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, or any amendment or supplement thereto, or causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

            IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1998.

                                 S/ JOSEPH R. GLADDEN JR.
                                    --------------------------------
                                    Joseph R. Gladden, Jr., Director
                                    Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, CLAUS M. HALLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield
K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of the following plan of the
Company: The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, or any amendment or supplement thereto, or causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

            IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1998.

                                S/ CLAUS M. HALLE
                                    ---------------------------
                                    Claus M. Halle, Director
                                    Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of the following plan of the Company: The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, or any amendment or supplement thereto, or causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

            IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1998.


                                S/ L. PHILLIP HUMANN
                                    ___________________________
                                    L. Phillip Humann, Director
                                    Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield
K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of the following plan of the
Company: The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, or any amendment or supplement thereto, or causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

            IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1998.

                                S/ JOHN E. JACOB
                                    ---------------------------
                                    John E. Jacob, Director
                                    Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, ROBERT A. KELLER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of the following plan of the Company: The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, or any amendment or supplement thereto, or causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

            IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1998.

                                 S/ ROBERT A. KELLER
                                    ---------------------------
                                    Robert A. Keller, Director
                                    Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, JEAN-CLAUDE KILLY, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of the following plan of the Company: The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, or any amendment or supplement thereto, or causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

            IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1998.

                                S/ JEAN-CLAUDE KILLY
                                    ---------------------------
                                    Jean-Claude Killy, Director
                                    Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, SCOTT L. PROBASCO, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of the following plan of the Company: The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, or any amendment or supplement thereto, or causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

            IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1998.

                                    S/ SCOTT L. PROBASCO, JR.
                                    --------------------------------
                                    Scott L. Probasco, Jr., Director
                                    Coca-Cola Enterprises Inc.